
BAKERY
DESSERTS

Fourth Quarter and Fiscal 2022 Results Conference Call

August 18, 2022

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fourth Quarter Fiscal 2022 Results

1. **Strong growth across key metrics.** F4Q22 sales +31% y/y and +16% sequentially (from F3Q22); adjusted operating income +75% y/y to $8.1 million; Adjusted EBITDA +56% y/y to $10.6 million; adjusted net income +81% y/y to $6.0 million

2. **Market conditions remain favorable.** Continue to invest in target market verticals given strong demand fundamentals, resulting in balanced performance across segments; Lighting segment sales +29% y/y; Display solutions sales +35% y/y

3. **Generating sustained margin expansion.** Vertical market focus and price/inflation alignment resulting in significant margin improvement; Adjusted EBITDA margin rate +130 bps y/y to 8.3%

4. **Improved free cash flow generation.** Free cash flow +200% y/y to $8 million, as increasingly stable supply chain contributed to lower inventory levels, resulting in a higher conversion of earnings to cash

5. **Positive outlook entering fiscal 2023.** Market indicators remain favorable; Lighting segment had a positive book-to-bill in July 2022, with segment backlog 30% above PY levels; Display solutions activity also favorable, with high proposal activity around new customer programs

CONSOLIDATED FINANCIAL RESULTS

Strong y/y growth in sales, margin capture and profitability

- Experienced strong sales volume growth across legacy LSI and JSI business
- Net sales growth of +31% y/y in F4Q22; +44% y/y in FY22
- Adjusted EBITDA margin +130 bps y/y to 8.3% in F4Q22
- Adjusted net income +81% y/y in F4Q22; +84% y/y in FY22
- Selling prices aligned with inflationary pressures
- Market indicators remain favorable; entering F1Q23 with solid backlog

Total Net Sales ($M)



$97.0
$127.5
$315.6
$455.1
F4Q21
F4Q22
FY21
FY22

Operating Income ($M)



$1.0
$7.1
$8.0
$21.2
F4Q21
F4Q22
FY21
FY22

Net Income ($M)



$0.12/ share
$0.21/ share
$0.36/ share
$0.64/ share
$0.2
$3.3
$5.2
$6.0
$5.9
$9.8
$15.0
$18.0
F4Q21
F4Q22
FY21
FY22
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



$6.8
$10.6
$21.1
$35.1
F4Q21
F4Q22
FY21
FY22

LIGHTING SEGMENT UPDATE

Price Actions and Volume Growth Drive Y/Y Sales Increase, Margin Expansion

- Lighting sales increased 29% y/y, supported by improved supply chain and demand growth within vertical markets
- F4Q22 adjusted gross margin rate of 31.1%, +210 bps vs. PY
- Segment Adjusted EBITDA growth+58% y/y to $8.5 million
- Segment EBITDA margin +240 bps y/y in F4Q22
- Balanced demand growth across both project and stock-and-flow channels
- Volume leverage and margin expansion drove improved segment profitability in F4Q22

Lighting Sales ($M)



$52.7
$67.8
$189.0
$233.4
F4Q21
F4Q22
FY21
FY22

Lighting Adj. Gross Margin ($M)



$15.3
$21.1
$57.0
$70.1
F4Q21
F4Q22
FY21
FY22

Lighting Adj. Operating Income ($M)



$3.9
$7.1
$13.6
$21.3
F4Q21
F4Q22
FY21
FY22

Lighting Adj. EBITDA ($M)



$5.4
$8.5
$19.9
$27.1
F4Q21
F4Q22
FY21
FY22

DISPLAY SOLUTIONS SEGMENT UPDATE

Higher-margin JSI (grocery/QSR channel) supporting favorable mix, improved profitability

- Display Solutions sales increased 35% y/y, driven by strong demand within the grocery and QSR markets
- Segment Adjusted EBITDA growth+54% y/y to $6.6 million; Segment EBITDA margin +130 bps y/y in F4Q22
- Grocery vertical strong in both JSI displays and LSI print graphics
- Re-fueling/C-store softness driven by construction delays; proposal activity for new programs remains high; awarded $10 million order for re-branding project in Puerto Rico
- Successful execution of large QSR digital menu board program continues; Committed backlog schedule through FY23

Display Solutions Sales ($M)



$44.3
$59.7
$126.6
$221.7
F4Q21
F4Q22
FY21
FY22

Display Solutions Adj. Gross Margin ($M)



$7.6
$11.3
$22.0
$39.1
F4Q21
F4Q22
FY21
FY22

Display Solutions Adj. Operating Income ($M)



$3.7
$5.6
$10.0
$18.1
F4Q21
F4Q22
FY21
FY22

Display Solutions Adj. EBITDA ($M)



$4.3
$6.6
$11.6
$22.2
F4Q21
F4Q22
FY21
FY22

DISCIPLINED WORKING CAPITAL MANAGEMENT

Reduction in inventory levels reflects improved supply chain conditions

- Total working capital flat sequentially, with decline in inventories offset by higher accounts receivable (due to higher sales)
- As-planned inventory reduction reflects improved supply chain conditions, with less "buffer inventory" required
- Inventory declined $4 million, or 5%, on a sequential basis in F4Q22
- Product availability will remain a priority in FY23, to support sales growth

Total Working Capital ($M)



$66.7
$83.4
$66.8
$84.3
F3Q22, Excluding JSI
F3Q22, Including JSI
F4Q22, Excluding JSI
F4Q22, Including JSI

Total Inventory ($M)



$66.3
$78.4
$62.1
$74.4
F3Q22, Excluding JSI
F3Q22, Including JSI
F4Q22, Excluding JSI
F4Q22, Including JSI

CAPITAL ALLOCATION PRIORITIES

Allocating free cash flow toward debt reduction, return of capital initiatives

- Generated free cash flow of $8.0 million, versus $2.7 million in the PY period
- Positive cash flow in second half of fiscal 2022, following ~$20 million inventory investment in first half of the year to support growth
- Reduced net debt outstanding by more than $6 million in F4Q22
- Ended F4Q22 with ratio of net debt / TTM Adjusted EBITDA of 2.2x
- Further debt reduction, inventory investments and other return of capital initiatives remain chief capital allocation priorities

Free Cash Flow ($MM)



($8.2)
($9.1)
$3.3
$8.0
F1Q22
F2Q22
F3Q22
F4Q22

Net Debt Outstanding ($M)



$85.7
3.1x net debt / TTM Adjusted EBITDA
$83.7
2.7x net debt / TTM Adjusted EBITDA
$77.1
2.2x net debt / TTM Adjusted EBITDA
F2Q22
F3Q22
F4Q22

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended March 31, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [a]	72,204	111,143	110,111	127,470
Operating Income	2,096	4,422	5,161	7,175
Acquisition costs	-	340	21	112
Severance costs	-	-	5	8
Stock compensation expense	415	1,130	780	824
Adjusted Operating Income [b]	2,511	5,892	5,967	8,119
Depreciation and amortization	1,920	2,538	2,531	2,494
Adjusted EBITDA [c]	4,431	8,430	8,498	10,613
Operating Margin % [b] / [a]	3.5%	5.3%	5.4%	6.4%
Adjusted EBITDA Margin % [c] / [a]	6.1%	7.6%	7.7%	8.3%

Lighting Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [a]	45,740	57,276	57,126	67,786
Operating Income	3,797	4,623	4,959	7,022
Severance costs	-	-	4	5
Stock compensation expense	24	123	104	85
Adjusted Operating Income	**3,821**	**4,746**	**5,067**	**7,112**
Depreciation and amortization	1,566	1,450	1,450	1,429
Adjusted EBITDA [b]	**5,387**	**6,196**	**6,517**	**8,541**
Adjusted EBITDA Margin % [b] / [a]	**11.8%**	**10.8%**	**11.4%**	**12.6%**

Display Solutions Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [c]	26,464	53,867	52,985	59,683
Operating Income	1,230	3,837	4,556	5,447
Severance costs	-	-	-	
Stock compensation expense	8	178	101	139
Adjusted Operating Income	**1,238**	**4,015**	**4,657**	**5,586**
Depreciation and amortization	278	1,016	1,021	1,005
Adjusted EBITDA [d]	**1,516**	**5,031**	**5,678**	**6,591**
Adjusted EBITDA Margin % [d] / [c]	**5.7%**	**9.3%**	**10.7%**	**11.0%**

Corporate Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Operating Loss	(2,931)	(4,038)	(4,354)	(5,330)
Acquisition costs	-	340	21	112
Severance costs	-	-	1	3
Stock compensation expense	383	829	575	599
Adjusted Operating Loss	**(2,548)**	**(2,869)**	**(3,757)**	**(4,616)**
Depreciation and amortization	76	72	60	60
Adjusted EBITDA	**(2,472)**	**(2,797)**	**(3,697)**	**(4,556)**

Non-GAAP RECONCILIATION

LSI Industries	Q3 2020	Q4 2020	Q1 2021	Q1 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Debt	7,919	-	-	-	-	68,178	78,271	86,601	84,958	79,567
Less:										
Cash	820	3,517	9,463	9,463	23,528	2,282	2,570	914	1,248	2,462
Net Debt Outstanding	7,099	(3,517)	(9,463)	(9,463)	(23,528)	65,896	75,701	85,687	83,710	77,105

LSI Industries	Q2 2020	Q3 2020	Q4 2020	Q4 2020	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Net cash flows (used in) provided by operating activities	14,544	(3,806)	12,613	12,613	5,778	11,217	3,375	(7,889)	(8,654)	3,875	8,975
Purchases of property, plant, and equipment	(764)	(419)	(1,201)	(1,201)	(475)	(637)	(716)	(297)	(448)	(531)	(955)
Proceeds from sale of assets	-	7,700	118	118	-	-	-	-	-	-	-
Free Cash Flow	**13,780**	**3,475**	**11,530**	**11,530**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,020**
TTM Free Cash Flow	**34,940**	**40,427**	**28,785**	**40,315**	**31,838**	**38,943**	**30,072**	**10,356**	**(4,049)**	**(11,285)**	**(5,924)**
Free Cash Flow, Excluding Asset Sales	**13,780**	**(4,225)**	**11,412**	**11,412**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,020**
TTM Free Cash Flow, Excluding Asset Sales	**22,608**	**20,395**	**26,971**	**26,971**	**23,902**	**38,707**	**29,954**	**10,356**	**(4,049)**	**(11,285)**	**(5,924)**

Non-GAAP RECONCILIATION

LSI Industries	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Net Sales [a]	97,017	127,470	455,120	315,612
Gross Margin	22,904	32,458	109,208	78,975
Severance costs	10	-	-	-
Restructuring and plant closure costs (gains)	(16)	-	-	-
Adjusted Gross Margin [b]	**22,898**	**32,458**	**109,208**	**78,975**
Adjusted Gross Margin % [b] / [a]	23.6%	25.5%	24.0%	25.0%

Lighting Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Net Sales [a]	52,729	67,786	233,449	189,000
Gross Margin	15,313	21,111	70,120	57,004
Severance costs				
Restructuring and plant closure costs (gains)	-			
Adjusted Gross Margin [b]	**15,313**	**21,111**	**70,120**	**57,004**
Adjusted Gross Margin % [b] / [a]	**29.0%**	**31.1%**	**30.0%**	**30.2%**

Display Solutions Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Net Sales [c]	44,285	59,683	221,671	126,611
Gross Margin	7,608	11,311	39,076	21,988
Severance costs	10			
Restructuring and plant closure costs (gains)	(16)	-	-	-
Adjusted Gross Margin [b]	**7,602**	**11,311**	**39,076**	**21,988**
Adjusted Gross Margin % [b] / [a]	**17.2%**	**19.0%**	**17.6%**	**17.4%**

Corporate Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Gross Margin	(17)	37	12	(17)
Severance costs	-	-	-	-
Restructuring and plant closure costs (gains)	-	-	-	-
Adjusted Gross Margin	(17)	37	12	(17)

Non-GAAP RECONCILIATION

LSI Industries	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	1,046	7,175	21,201	8,030
Severance costs and Restructuring	9	8	11	26
Stock Compensation	660	823	3,289	1,976
Acquisition Costs	2,938	112	472	2,938
Operating Income - Adjusted	4,653	8,118	24,973	12,970

Lighting Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	3,809	7,022	20,942	13,328
Severance costs and Restructuring	9	5	8	11
Stock Compensation	74	85	375	272
Acquisition Costs			-	
Operating Income - Adjusted	3,892	7,112	21,325	13,611

Display Solutions Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	3,669	5,447	17,588	9,864
Severance costs and Restructuring			-	9
Stock Compensation	45	139	502	158
Acquisition Costs			-	
Operating Income - Adjusted	3,714	5,586	18,090	10,031

Corporate Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	(6,415)	(5,330)	(17,342)	(15,146)
Severance costs and Restructuring		3		6
Stock Compensation	541	599	2,412	1,546
Acquisition Costs	2,938	112	475	2,938
Operating Income - Adjusted	(2,936)	(4,616)	(14,455)	(10,656)

Non-GAAP RECONCILIATION

Three Months Ended June 30				(In thousands, except per share data)	Twelve Months Ended June 30			
2022	Diluted EPS	2021	Diluted EPS	Reconciliation of net income to adjusted net income	2022	Diluted EPS	2021	Diluted EPS
$ 5,176	$ 0.18	$ 198	$ 0.01	Net income as reported	$ 15,032	$ 0.54	$ 5,868	$ 0.21
744	0.03	485	0.02	Stock compensation expense	2,594	0.09	1,497	0.05
88	-	2,161	0.08	Acquisition costs	373	0.01	2,161	0.08
-	-	15	-	Severance costs	4	-	32	-
-	-	(13)	-	Restructuring costs	-	-	(11)	-
-	-	468	0.02	Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	-	-	216	0.01
$ 6,008	$ 0.21	$ 3,315	$ 0.12	Net income adjusted	$ 18,003	$ 0.64	$ 9,763	$ 0.36

NOTE: All adjustments are net of tax except for the adjustment of the tax impact from the change in the estimated annual tax rate


VALLEY
ROOTS

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please contact 720.778.2415

Thank you,

LSI Investor Relations